[USAA EAGLE LOGO]

                             USAA MUTUAL FUND, INC.
                          SUPPLEMENT DATED JULY 3, 2003
                       TO THE INCOME STOCK FUND PROSPECTUS
                             DATED DECEMBER 1, 2002



         This supplement describes important changes affecting the USAA Income Stock Fund (Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Directors (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at 1-800-531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

     As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). On June 25, 2003, the Board approved proposals by IMCO to terminate IMCO's subadvisory agreements with The Boston Company Asset Management, LLC (The Boston Company) and Westwood Management Corporation (Westwood) with respect to the Fund and enter into a new subadvisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (GMO) with respect to the Fund. In determining to hire GMO as the subadviser for the Fund beginning on July 12, 2003, the Board considered numerous factors including, without limitation, the following: (1) GMO's investment performance in similar accounts as correlated against the Lipper Equity Income Index and the Russell 1000 Value Index, two relevant benchmarks for this Fund; (2) the consistency of GMO's performance in different market conditions and the volatility and risk of the similar accounts; (3) the reasonableness of the fees proposed to be paid to GMO for these services; and
(4) the likelihood that IMCO and GMO will be able to work together effectively to pursue the Fund's investment object in the subadvisory arrangement. In determining to terminate Westwood and The Boston Company as the subadvisers of the Fund effective July 11, 2003, the Board considered, among other factors, the Fund's lack of progress in relative performance.

     After assuming day-to-day management of the Fund's assets on July 12, 2003, GMO expects to realign the Fund's portfolio to reflect its proprietary investment techniques. As a result, during this period, the Fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

     In addition, the Fund's investment policy with respect to the amount of assets invested in stocks that pay dividends has been modified as set forth below.

     AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 2002 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST TWO SENTENCES OF THE FIRST PARAGRAPH ON PAGE 3 OF THE PROSPECTUS.

We have retained Grantham, Mayo, Van Otterloo & Co. LLC (GMO) to serve as a subadviser for the Fund. GMO is responsible for managing the Fund's assets.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE SECOND PARAGRAPH ON PAGE 3 OF THE PROSPECTUS.

The strategy of GMO to achieve the Fund's objective will be to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends.

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INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST PARAGRAPH ON PAGE 6 OF THE
PROSPECTUS.

This may be particularly true for the period prior to June 12, 2003, which is the date on which GMO assumes day-to-day management of the Fund's assets. See Appendix B for information about the performance of advisory accounts that GMO manages in a way that is substantially similar to the way in which it manages the Fund's assets.

IN THE SECTION "FUND INVESTMENTS" ON PAGES 10-12 OF THE PROSPECTUS, REPLACE ALL REFERENCES TO THE BOSTON COMPANY AND WESTWOOD WITH GMO.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST SENTENCE OF THE FIRST PARAGRAPH UNDER "WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?" ON PAGE 10 OF THE PROSPECTUS.

The Fund's principal investment strategy will be to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST AND SECOND PARAGRAPHS UNDER "HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?" ON PAGE 12 OF THE PROSPECTUS.

The Fund's portfolio is constructed using a proprietary technique through which GMO attempts to control risk by adjusting industry sector weights, and exposure to market capitalization groups and style sectors including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST TWO PARAGRAPHS ON PAGE 14 AND THE FIRST TWO PARAGRAPHS ON PAGE 15 OF THE PROSPECTUS.

We have entered into an investment subadvisory agreement with GMO, under which GMO provides day-to-day discretionary management of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Directors and IMCO.

GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO has nearly 26 years of investment management experience, and primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. As of May 31, 2003, GMO had approximately $33 billion of assets under management.

GMO is compensated by IMCO out of the amounts we receive from the Fund.

DELETE THE SECTION ENTITLED "PORTFOLIO MANAGERS" ON PAGE 15 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

PORTFOLIO MANAGER

GMO utilizes a team approach in managing the Fund. Robert Soucy, a 16-year veteran of GMO heads the U.S. Equity Team. Mr. Soucy is the Director of U.S. equity management and is responsible for all U.S. quantitative equities portfolio management at GMO. Prior to joining GMO in 1987, he served as a research engineer with Scientific Systems, Inc. Mr. Soucy earned his B.S. from the University of Massachusetts at Amherst.

ADD THE FOLLOWING APPENDIX TO THE PROSPECTUS.

APPENDIX B

       PERFORMANCE INFORMATION FOR GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

The Fund has retained a subadviser, GMO, to manage the Fund's assets. To assist prospective shareholders in making an informed decision and to further inform existing shareholders, this Appendix provides performance information regarding a composite of all advisory accounts managed by GMO that have substantially similar investment objectives, policies, and strategies as the Fund (Account Composite Performance). GMO supplied the Account Composite Performance from records which it maintains.

IMCO requires GMO to present to IMCO the performance of all substantially similar managed accounts and mutual funds to help ensure that GMO is showing performance of all its managed accounts and mutual funds, not just its best performing accounts. GMO has represented to IMCO that the Account Composite Performance and associated disclosure are complete and accurate.

The Account Composite Performance is supplied by GMO to IMCO on a net of advisory fee basis. Actual fees incurred by the Fund will be different and will vary depending on, among other things, the applicable fee schedule, and fund size. The Account Composite Performance would have been different had GMO used the historical expense ratios of the Fund in its calculations. In addition, the performance of an appropriate unmanaged benchmark index, not adjusted for any fees or expenses, is provided.

Finally,  please note the  following  cautionary  guideline  in  reviewing  this
Appendix:

THE ACCOUNT COMPOSITE PERFORMANCE IS NOT THE FUND'S OWN HISTORICAL PERFORMANCE AND IS NOT NECESSARILY AN INDICATION OF THE FUND'S FUTURE PERFORMANCE. The Fund's performance in the future will be different from the performance of GMO in advising substantially similar advisory accounts and mutual funds due to factors such as differences in the cash flows into and out of the funds and advisory accounts, different fees, expenses, performance calculation methods, portfolio size, and composition. This is particularly true for the Account Composite Performance because these accounts may not be subject to certain investment limitations, diversification requirements, and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of these accounts.

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

                             PERFORMANCE COMPARISON1

[BAR CHART]

                                      1 YEAR ENDED              3 YEARS ENDED
                                        3/31/2003                 3/31/20033

GMO  Intrinsic Value Composite3         -24.29%                      -3.29%
USAA Income Stock Fund                  -26.28%                      -7.00%
Russell 1000 Value Index4               -22.79%                      -6.86%




1  GMO does not have  Account  Composite  Performance  dating  back 5 years,  10 years, or to the inception of the USAA Income Stock Fund. As a result, no performance is provided for the 5- and 10-year periods ended March 31, 2003, or for the period since inception (May 4, 1987) of the USAA Income Stock Fund.

2  Annualized

3 At March 31, 2003, total composite assets in the GMO Intrinsic Value Composite were approximately $167 million.

4 The RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.



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                                                                      43575-0603
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